Export Prepayment Agreement	12 Months Ended
Dec. 31, 2022
Export Prepayment Agreement
Export Prepayment Agreement

13.Export Prepayment Agreement

On December 13, 2022, the Company, through Sigma Brazil, entered into an export prepayment agreement in the amount of USD $100 million (“Loan”), with annual interest payment based on the 12 month Bloomberg short-term bank yield index “BSBY” plus 6.95% per annum and maturing on December 13, 2026. On December 13, 2022, Sigma Brazil drew down USD $60 million. The balance of USD $40 million was disbursed in two subsequent draw downs of USD $20 million each, on February 28, 2023 and on March 16, 2023.

The Company paid $10,194 of interest in advance, an amount equal to twelve months of payable interest, and an upfront fee of $3,665. Such amount of interest in advance is an estimate for the 12-month period, and shall be compared with the actual monthly accrued interest throughout the period. Any difference between the two calculated interest amounts (estimate vs accrued), positive or negative, shall be settled on the first anniversary of the export prepayment agreement.

Beginning on November 18, 2023, principal repayments of the Loan are due 48 days after the end of the Company’s first and third quarters ending March 31 and September 30, respectively. Repayments will be determined based on an amount equivalent to 50% of its net cash generated from operating activities plus net cash generated from investing activities for the prior 6 month period ended March 31 and September 30. Considering the Company’s estimated 2023 production, using a spodumene price of US$3,200/ton, it is expected that the Company will not be required to repay the Loan in 2023, and, therefore, has been classified as a non-current liability as at December 31, 2022.

The Loan contains an embedded prepayment feature, whereby Sigma Brazil has to pay an early prepayment premium of 4% during the first year of the Loan, reducing proportionately from 4% to 1% after the first anniversary, finishing at 1% at the end of the fourth year. This fair value of this embedded derivative has been estimated at a nominal amount.

The Loan is secured by a first ranking interest in favor of Synergy Acquisitions Holding Ltd. (“Synergy”) on Sigma Brazil’s assets, rights, licenses, receivables, contracts (with flexibility to enter/terminate/amend offtake agreements) and a pledge of 100% of Sigma Lithium Holdings Inc’s share interest in Sigma Brazil. The security will rank first in respect to all existing and future indebtedness of Sigma, except in relation to permitted indebtedness of up to US$100,000; and the pledge of equipment financed by Development Bank of Minas Gerais (“BDMG”) in the amount of $3,084 (note 27).

13.Export Prepayment Agreement (continued)

Balance at January 1, 2022	$—
Addition	82,318
Interest expense	155
Foreign exchange	(416)
Transactions costs	(3,951)
Cumulative translation adjustment	(668)
Balance at December 31, 2022	$77,438
As of December 31, 2022
Loan obligations	$77,438
Non-Current portion	$77,438